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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 13, 2000


                          EDGEWATER TECHNOLOGY, INC.
            (Exact name of registrant as specified in its charter)

            Delaware                     0-20971                 71-0788538
(State of other jurisdiction of   (Commission File Number)    (I.R.S. Employer
         incorporation)                                      Identification No.)

                             234 East Millsap Road
    Fayetteville, Arkansas                                           72703
 (Address of principal executive offices)                         (Zip Code)

      Registrant's telephone number, including area code:  (501) 973-6000

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Item 2.  Acquisition or Disposition of Assets

     On July 13, 2000, two indirect wholly-owned subsidiaries of Edgewater Technology, Inc. f/k/a StaffMark, Inc. (the "Company") sold substantially all of the ordinary shares of Robert Walters plc ("Robert Walters") in an initial public offering ("IPO") on the London Stock Exchange. The Company's two subsidiaries, RW Holding CV and FAIT LLC (collectively the "Subsidiaries"), sold 67,200,000 ordinary shares at a price of 170 pence per share (or $2.57 at current exchange rates). The shares began trading on a conditional basis on the London Stock Exchange on July 6, 2000. In the IPO, the Subsidiaries also granted the underwriters a thirty (30) day over-allotment option of an additional 10,400,000 ordinary shares. The Company's share of offering gross proceeds, excluding the over-allotment option, were approximately $172.5 million prior to offering commissions, fees and expenses. On July 14, 2000, the underwriters exercised the over-allotment, for which the gross offering proceeds were approximately $26.7 million, prior to offering commissions, fees and expenses.

Item 7.  Financial Statements and Exhibits

         (a)  Financial Statements of Business Acquired.

              Not applicable.

         (b)  Pro Forma Financial Information.

              See Item 99.3 below.

         (c)  Exhibits.

              2.1 Sponsorship and Underwriting Agreement, dated as of July 6, 2000, by and among Credit Suisse First Boston (Europe) Limited, West LB Panmure Limited, Charthouse Securities Limited, RW Holding CV, FAIT LLC, Robert Walters plc and the Directors of Robert Walters plc.

              2.2 Deed of Guarantee, dated as of July 6, 2000, by and among Edgewater Technology, Inc. and Credit Suisse First Boston (Europe) Limited, West LB Panmure Limited, Charthouse Securities Limited, Robert Walters plc and the Directors of Robert Walters plc.

              99.1  Edgewater Technology, Inc. Press Release dated July 5, 2000.

              99.2  Edgewater Technology, Inc. Press Release dated July 24,
                    2000.

              99.3 The following Unaudited Pro Forma Financial Statements of the Company:

                    Unaudited Pro Forma Balance Sheet as of March 31, 2000. Unaudited Pro Forma Income Statement for the Three
                         Months Ended March 31, 2000.
                    Unaudited Pro Forma Income Statement for the Twelve
                         Months Ended December 31, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          EDGEWATER TECHNOLOGY, INC.
                                            (Registrant)


Dated: July 26, 2000                      By:  /s/ Terry C. Bellora
                                               --------------------
                                                   Terry C. Bellora
                                                   Chief Financial Officer


                               INDEX TO EXHIBITS

         Exhibit
         Number                Description
         ------                -----------

          2.1 Sponsorship and Underwriting Agreement, dated as of July 6, 2000, by and among Credit Suisse First Boston (Europe) Limited, West LB Panmure Limited, Charthouse Securities Limited, RW Holding CV, FAIT LLC, Robert Walters plc and the Directors of Robert Walters plc.

          2.2 Deed of Guarantee, dated as of July 6, 2000, by and among Edgewater Technology, Inc. and Credit Suisse First Boston (Europe) Limited, West LB Panmure Limited, Charthouse Securities Limited, Robert Walters plc and the Directors of Robert Walters plc.

          99.1      Edgewater Technology, Inc. Press Release dated July 5, 2000.

          99.2      Edgewater Technology, Inc. Press Release dated July 24,
                    2000.

          99.3 The following Unaudited Pro Forma Financial Statements of the Company:

                    Unaudited Pro Forma Balance Sheet as of March 31, 2000. Unaudited Pro Forma Income Statement for the Three
                         Months Ended March 31, 2000.
                    Unaudited Pro Forma Income Statement for the Twelve
                         Months Ended December 31, 1999.